                          [CENTRAL BANCORP LETTERHEAD]


Contact:  Paul S. Feeley                                For Release: Immediately
          SENIOR VICE PRESIDENT, TREASURER &
          CHIEF FINANCIAL OFFICER
          (617) 628-4000

                             CENTRAL BANCORP REPORTS
                     FOURTH QUARTER AND FISCAL YEAR EARNINGS

         SOMERVILLE, MASSACHUSETTS, May 12, 2005-- Central Bancorp, Inc. (NASDAQ: CEBK) today reported that its net income more than tripled to $817,000, or $0.57 per diluted share, for the three months ended March 31, 2005, from $243,000, or $0.15 per diluted share, for the corresponding quarter in the prior fiscal year.

         An increase of $276,000 in net interest and dividend income, as well as a decrease of $362,000 in operating expenses primarily due to lower marketing costs, contributed to the improvement in earnings. The increase in net interest and dividend income was driven almost entirely by an increase in average earning assets, as the Company's net interest margin of 3.28% was virtually unchanged from the year earlier quarter. The net interest margin, however, represented an improvement over the December 31, 2004 quarter of six basis points, from 3.22%.

         Earnings for the fiscal year ended March 31, 2005 were $2,463,000, or $1.65 per diluted share, compared to $2,936,000, or $1.88 per diluted share, for the 2004 fiscal year. However, excluding previously announced significant items noted in the attached table, pro-forma earnings were $2,642,000 in fiscal 2005, an improvement of $409,000, or 18%, over fiscal 2004. These unusual items included the costs associated with purchasing Company stock during fiscal 2005 ($179,000), and a favorable REIT tax settlement ($374,000) and an insurance recovery ($329,000), both of which were posted in fiscal 2004.

         Central Bancorp's Chairman, President & Chief Executive Officer, John
D. Doherty, commented, "Our Company ended its most recent fiscal year on an improving note with increased quarterly earnings and record levels of assets, loans and deposits. Asset quality remains outstanding."

                                   (CONTINUED)

CENTRAL BANCORP, INC.
PAGE 2 OF 3


         Central Bancorp, Inc. is the holding company for Central Bank, whose legal name is Central Co-operative Bank, a Massachusetts-chartered co-operative bank operating eight full-service banking offices and one limited-service high school branch in suburban Boston.

                           (SEE ACCOMPANYING TABLES.)

--------------------------------------------------------------------------------
THIS PRESS RELEASE CONTAINS FINANCIAL INFORMATION DETERMINED BY METHODS OTHER THAN IN ACCORDANCE WITH ACCOUNTING METHODS GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA ("GAAP"). THE COMPANY'S MANAGEMENT USES THESE NON-GAAP MEASURES IN ITS ANALYSIS OF THE COMPANY'S PERFORMANCE. THESE MEASURES TYPICALLY ADJUST GAAP PERFORMANCE MEASURES TO EXCLUDE THE EFFECTS OF SIGNIFICANT GAINS OR LOSSES THAT ARE UNUSUAL IN NATURE. BECAUSE THESE ITEMS AND THEIR IMPACT ON THE COMPANY'S PERFORMANCE ARE DIFFICULT TO PREDICT, MANAGEMENT BELIEVES THAT PRESENTATIONS OF FINANCIAL MEASURES EXCLUDING THE IMPACT OF THESE ITEMS PROVIDE USEFUL SUPPLEMENTAL INFORMATION THAT IS ESSENTIAL TO A PROPER UNDERSTANDING OF THE OPERATING RESULTS OF THE COMPANY'S BUSINESS. THESE DISCLOSURES SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR OPERATING RESULTS DETERMINED IN ACCORDANCE WITH GAAP, NOR ARE THEY NECESSARILY COMPARABLE TO NON-GAAP PERFORMANCE WHICH MAY BE PRESENTED BY OTHER COMPANIES.

         THIS PRESS RELEASE MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS, WHICH ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS REGARDING ECONOMIC, LEGISLATIVE AND REGULATORY ISSUES THAT MAY IMPACT THE COMPANY'S EARNINGS IN FUTURE PERIODS. FACTORS THAT COULD CAUSE FUTURE RESULTS TO VARY MATERIALLY FROM CURRENT MANAGEMENT EXPECTATIONS INCLUDE, BUT ARE NOT LIMITED TO, GENERAL ECONOMIC CONDITIONS, CHANGES IN INTEREST RATES, DEPOSIT FLOWS, REAL ESTATE VALUES AND COMPETITION; CHANGES IN ACCOUNTING PRINCIPLES, POLICIES OR GUIDELINES; CHANGES IN LEGISLATION OR REGULATION; AND OTHER ECONOMIC, COMPETITIVE, GOVERNMENTAL, REGULATORY AND TECHNOLOGICAL FACTORS AFFECTING THE COMPANY'S OPERATIONS, PRICING, PRODUCTS AND SERVICES.
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

CENTRAL BANCORP, INC.
PAGE 3 OF  3

                                                        CENTRAL BANCORP, INC.
                                                     CONSOLIDATED OPERATING DATA
                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                              Quarter Ended                    Year Ended
                                                                                 March 31,                      March 31,
                                                                  ----------------------------------------------------------------
                                                                       2005                 2004           2005           2004
                                                                  ----------------------------------------------------------------
                                                                              (Unaudited)
          Net interest and dividend income                          $ 4,103              $ 3,827      $ 15,731        $ 15,570

          Provision for loan losses                                      50                   50           100             200
          Net gain (loss) on sales and write-downs
            of investment securities                                     20                   --           453            (135)
          Gain on sale of loans                                          49                   32           252             295
          Other non-interest income                                     262                  210           950             966

          Non-interest expenses                                       3,263               (3,625)      (13,518)        (12,401)
                                                                    -------              -------      --------        --------
            Income before taxes                                       1,121                  394         3,768           4,095

          Provision for income taxes                                    304                  151         1,305           1,159
                                                                    -------              -------      --------        --------
            Net income                                              $   817              $   243      $  2,463        $  2,936
                                                                    =======              =======      ========        ========
          Earnings per share:
            Basic                                                   $   .58              $   .16      $   1.66        $   1.89
                                                                    =======              =======      ========        ========
            Diluted                                                 $   .57              $   .15      $   1.65        $   1.88
                                                                    =======              =======      ========        ========
          Weighted average number of shares outstanding:
            Basic                                                     1,417                1,556         1,482           1,551
                                                                    =======              =======      ========        ========
            Diluted                                                   1,427                1,570         1,493           1,565
                                                                    =======              =======      ========        ========

          RECONCILIATION OF GAAP EARNINGS
           TO PRO FORMA EARNINGS:
          Net income per GAAP                                       $   817              $   243      $  2,463        $  2,936
          Impact of REIT legislation, net of taxes                       --                   --            --            (374)
          Impact of litigation and legal fees,
            net of insurance and taxes                                   --                   --            --            (329)
          Costs associated with stock buyback,
            net of taxes                                                 --                   --           179              --
                                                                    -------              -------      --------        --------
            Pro forma earnings                                      $   817              $   243      $  2,642        $  2,233
                                                                    =======              =======      ========        ========

                                                                     CONSOLIDATED BALANCE SHEET DATA
                                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                       MARCH 31,        March 31,
                                                                         2005             2004
                                                                  ----------------------------------

          Total assets                                               $ 521,204            $ 490,897
          Investment securities available for sale                     108,616               83,771
          Total loans (1)                                              388,603              357,424
          Allowance for loan losses                                      3,681                3,537
          Deposits                                                     333,215              295,920
          Borrowings                                                   146,455              145,256
          Stockholders' equity                                          38,239               43,454
          Book value per share                                           24.07                26.10

          (1)  INCLUDES LOANS HELD FOR SALE OF $2,221 AND $799 AT MARCH 31,
               (2005) AND MARCH 31, 2004, RESPECTIVELY.